UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  01/25/2005

ITT Educational Services, Inc.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  1-13144

DE	36-2061311
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

13000 North Meridian Street, Carmel, IN 46032-1404
(Address of Principal Executive Offices, Including Zip Code)

317-706-9200
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 1.01.    Entry into a Material Definitive Agreement

Amendment to 1999 Outside Directors Stock Option Plan

On January 25, 2005, the Board of Directors of ITT Educational Services, Inc. (the "Company") amended the 1999 Outside Directors Stock Option Plan that was adopted by the Company's Board of Directors on July 28, 1999 (the "Plan") to: (a) reduce from 10,000 to 8,000 the number of shares of the Company's common stock that each eligible director may purchase under future annual stock option grants to each eligible director under the Plan; and (b) reduce the exercise period of future annual stock option grants to eligible directors under the Plan from 10 years to seven years from the date the stock option is granted.

A copy of the Amendment is incorporated herein by reference and filed with the Securities and Exchange Commission with this report as Exhibit 10.47.

Compensation of Directors

On January 25, 2005, the Company's Board of Directors approved the following compensation for non-employee directors, effective April 1, 2005:

-        an annual retainer of $40,000;

-        a meeting fee of $1,500 for each meeting of the Board of Directors attended;

-        a meeting fee of $2,000 for each meeting of a standing committee of the Board of Directors attended by the chairperson of the committee; and

-        a meeting fee of $1,500 for each meeting of a standing committee of the Board of Directors attended by a member of the committee, other than the chairperson.

The Company's Board of Directors also reaffirmed the following additional compensation for non-employee directors who are members of the Special Committee of the Board of Directors:

-        an annual retainer of $15,000 for the chairperson of the Special Committee;

-        an annual retainer of $10,000 for a member of the Special Committee, other than the chairperson; and

-        a meeting fee of $500 for each meeting of the Special Committee of the Board of Directors attended by a member of the committee.

The Company also reimburses non-employee directors for reasonable out-of-pocket travel expenses incurred in connection with serving on the Company's Board of Directors.

2005 Executive Bonus Parameters

On January 25, 2005, the Compensation Committee of the Company's Board of Directors approved the 2005 Executive Bonus Parameters (the "Bonus Parameters") for participation by the Company's Chief Executive Officer, and the Company's Board of Directors approved the same Bonus Parameters for participation by the other executive officers of the Company, as well as other vice presidents and key employees. Bonuses payable to individual participants are based upon a formula that takes into account the Company's ability to achieve specified targets in 2005 in each of four performance categories, each weighted equally:

-        earnings per share (excluding workers' compensation expense and special legal and other investigation costs and any settlements or fines paid in the U.S. Department of Justice ("DOJ") or Office of Attorney General for the State of California investigations, the Securities and Exchange commission inquiry and the securities class action and shareholder derivative lawsuits arising from the DOJ investigation);

-        new student enrollment;
-        total student enrollment; and
-        graduate employment rate.

The Bonus Parameters establish for each participant a standard bonus target percentage of 2005 annual base salary, ranging from 10% to 100%, and a maximum bonus percentage ranging from 20% to 200%, with the percentage depending on the participant's position within the Company. An individual participant's bonus may be more or less than the participant's potential award as calculated under the formula, depending upon the individual participant's personal performance and contribution toward achieving the specified targets in the four performance categories. The total amount available for the payment of bonuses is capped at an amount equal to the cumulative sum of the products of each participant's bonus percentage multiplied by each participant's 2005 annual base salary.

Bonuses will be paid in cash. Bonuses payable under the Bonus Parameters are determined by the Compensation Committee, upon the recommendation of the Chief Executive Officer, except for the Chief Executive Officer's bonus, which is determined by the Compensation Committee without a recommendation from the Chief Executive Officer.

Payment of 2004 Bonus Compensation

On January 25, 2005, the Compensation Committee approved the payment of cash bonus awards for 2004 in the following amounts to the Company's named executive officers:

Name and Principal Position                        Bonus

Rene R. Champagne                                  $775,000
Chairman and Chief Executive
   Officer

Kevin M. Modany                                     $198,000
Senior Vice President and Chief
   Financial Officer

Clark D. Elwood                                        $178,000
Senior Vice President, General
   Counsel and Secretary

Eugene W. Feichtner                                  $153,059
Senior Vice President, Operations

Martin A. Grossman                                  $146,852
Senior Vice President, Director of
   Marketing and Investor Relations

2005 Executive Salaries and Perquisites

On January 25, 2005, the Compensation Committee also approved an increase, effective April 1, 2005, in the annual base salary level of the Company's Chief Executive Officer, and the Board of Directors approved an increase, effective April 1, 2005, in the annual base salary level of the Company's other named executive officers, to the following amounts:

Name and Principal Position                        Salary

Rene R. Champagne                                  $530,000
Chairman and Chief Executive
   Officer

Kevin M. Modany                                     $256,000
Senior Vice President and Chief
   Financial Officer

Clark D. Elwood                                        $230,000
Senior Vice President, General
   Counsel and Secretary

Eugene W. Feichtner                                  $190,000
Senior Vice President, Operations

Martin A. Grossman                                  $196,000
Senior Vice President, Director of
   Marketing and Investor Relations

On January 25, 2005, the Compensation Committee also approved the following executive perquisites for 2005 for the Company's Chief Executive Officer, and the Board of Directors approved the following executive perquisites for 2005 for the Company's other named executive officers:

-        for the Chief Executive Officer, the use of a leased car;

-        for the Chief Executive Officer and each Senior Vice President:

-        an allowance to be used for tax return preparation and financial planning; and

-        tickets to sporting, theater and other events.

The aggregate incremental cost to the Company from all of the perquisites described above is not expected to exceed $45,000.

Item 9.01.    Financial Statements and Exhibits

(c)        Exhibits:

Exhibit No.                Description

10.47        Third Amendment to the 1999 Outside Directors Stock Option Plan.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

ITT Educational Services, Inc.

Date: January 28, 2005.	By:	/s/ Clark D. Elwood
Clark D. Elwood
Senior Vice President, General Counsel & Secretary

Exhibit Index

Exhibit No.	Description
EX-10.47	Third Amendment to the 1999 Outside Directors Stock Option Plan